MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND









FUND LOGO







Semi-Annual Report

January 31, 1996



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863














This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, with the continued decline of interest rates, we shifted the Fund's portfolio strategy from a neutral posture to one that is more constructive on interest rates. We achieved this by extending the duration of the Fund in order to seek to enhance any capital appreciation. New-issue volume in the North Carolina tax-exempt market was just over $500 million in bonds during the three months ended January 31, 1996. With the slight increase of new issuance in the State of North Carolina and no significant increase on the horizon, we kept the Fund's cash reserve position at approximately 1%-3% of net assets. Looking ahead, we will continue our strategy to seek to enhance the total returns of the Fund as opportunities in the marketplace arise.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager

March 6, 1996



We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch North Carolina Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President in the Tax-Exempt Bond Department.




PERFORMANCE DATA


About Fund Performance
Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month   3 Month
                                                1/31/96  10/31/95   1/31/95    % Change   % Change
Class A Shares*                                 $10.77    $10.49     $9.94      + 8.35%    + 2.67%
Class B Shares*                                  10.77     10.49      9.94      + 8.35     + 2.67
Class C Shares*                                  10.77     10.49      9.94      + 8.35     + 2.67
Class D Shares*                                  10.77     10.50      9.94      + 8.35     + 2.57
Class A Shares--Total Return*                                                   +14.03(1)  + 3.91(2)
Class B Shares--Total Return*                                                   +13.46(3)  + 3.78(4)
Class C Shares--Total Return*                                                   +13.34(5)  + 3.75(6)
Class D Shares--Total Return*                                                   +13.92(7)  + 3.78(8)
Class A Shares--Standardized 30-day Yield         4.31%
Class B Shares--Standardized 30-day Yield         3.98%
Class C Shares--Standardized 30-day Yield         3.88%
Class D Shares--Standardized 30-day Yield         4.22%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.470 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.126 per share ordinary income dividends.

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
9/25/92--12/31/92        $10.00       $10.16           --                   $0.138           + 3.00%
1993                      10.16        10.90           --                    0.616           +13.62
1994                      10.90         9.63           --                    0.540           - 6.78
1995                       9.63        10.78           --                    0.535           +17.88
1/1/96--1/31/96           10.78        10.77           --                    0.029           + 0.27
                                                                            ------
                                                                      Total $1.858

                                                      Cumulative total return as of 1/31/96: +28.96%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
9/25/92--12/31/92        $10.00       $10.16           --                   $0.124           + 2.86%
1993                      10.16        10.90           --                    0.562           +13.06
1994                      10.90         9.63           --                    0.490           - 7.25
1995                       9.63        10.78           --                    0.483           +17.29
1/1/96--1/31/96           10.78        10.77           --                    0.026           + 0.25
                                                                            ------
                                                                      Total $1.685

                                                      Cumulative total return as of 1/31/96: +26.82%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.80       $ 9.63           --                   $0.094           - 0.76%
1995                       9.63        10.78           --                    0.473           +17.17
1/1/96--1/31/96           10.78        10.77           --                    0.026           + 0.24
                                                                            ------
                                                                      Total $0.593

                                                      Cumulative total return as of 1/31/96: +16.56%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.80       $ 9.63           --                   $0.103           - 0.66%
1995                       9.63        10.78           --                    0.525           +17.76
1/1/96--1/31/96           10.78        10.77           --                    0.029           + 0.27
                                                                            ------
                                                                      Total $0.657

                                                      Cumulative total return as of 1/31/96: +17.30%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.88%        +13.16%
Inception (9/25/92)
through 12/31/95                          + 8.01         + 6.67

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +17.29%        +13.29%
Inception (9/25/92)
through 12/31/95                          + 7.47         + 7.20

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +17.17%        +16.17%
Inception (10/21/94)
through 12/31/95                          +13.46         +13.46

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**


Class D Shares*

Year Ended 12/31/95                       +17.76%        +13.05%
Inception (10/21/94)
through 12/31/95                          +14.04         +10.20

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

S&P     Moody's        Face                                                                                      Value
Ratings Ratings       Amount                                 Issue                                             (Note 1a)

North Carolina--93.6%
                              Charlotte, North Carolina, COP (Convention Facility Project) (b):
AAA      Aaa         $1,000     6.75% due 12/01/2001 (g)                                                         $ 1,152
AAA      Aaa          3,000     Refunding, Series C, 5.25% due 12/01/2020                                          2,919

AA       Aa           3,000   Charlotte, North Carolina, Health Care System, Revenue Refunding Bonds
                              (Charlotte-Mecklenberg Hospital Authority), 6.25% due 1/01/2020                      3,137

                              Charlotte, North Carolina, Refunding, GO, UT:
AAA      Aaa          2,000     4.75% due 2/01/2006                                                                2,041
AAA      Aaa            500     5% due 2/01/2012                                                                     503

A        A2             500   Chatham County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Pollution Revenue Bonds (Carolina Power and
                              Light Company), 6.30% due 6/15/2014                                                    526

AAA      Aaa            500   Cleveland County, North Carolina, GO, UT, 7.20% due 6/01/2000 (b)(g)                   572

                              Cumberland County, North Carolina, COP (Civic Center Project), Series A (b):
AAA      Aaa          1,050     6.40% due 12/01/2019                                                               1,151
AAA      Aaa          1,000     6.40% due 12/01/2024                                                               1,096

AAA      Aaa          3,000   Fayetteville, North Carolina, Public Works Commission, Revenue Refunding
                              Bonds, 4.75% due 3/01/2014 (d)                                                       2,823

AAA      Aaa          1,000   Gastonia, North Carolina, Combined Utilities System Revenue Bonds, 6%
                              due 5/01/2014 (c)                                                                    1,057

AAA      Aa1          1,000   Greensboro, North Carolina, Public Improvement Bonds, UT, 6.30% due
                              3/01/2010                                                                            1,091

NR*      Baa1         1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Environmental Improvement Revenue Bonds
                              (Champion International Corporation Project), AMT, 6.25% due 9/01/2025               1,557

A        A2           3,500   Martin County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Solid Waste Disposal-Weyerhaeuser
                              Company), AMT, 6.80% due 5/01/2024                                                   3,809

AAA      Aaa            500   Mecklenburg County, North Carolina, GO, UT, 6.75% due 4/01/2000 (g)                    557

AAA      Aaa          3,425   Mecklenburg County, North Carolina, Public Improvement Bonds, GO, UT,
                              Series A and B, 6.20% due 4/01/2001 (g)                                              3,812

A        A2             300   New Hanover County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Carolina Power and Light Company),
                              6.30% due 6/15/2014                                                                    315

BBB+     Aaa          3,055   North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Refunding Bonds, Series A, 6.50% due 1/01/2018 (f)                                   3,665

                              North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA+      Aa1          2,000     (Duke University Project), Series C, 6.75% due 10/01/2021                          2,232
AAA      NR*            900     Refunding (Elon College Project), 6.375% due 1/01/2007 (e)                           979

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's       Face                                                                                       Value
Ratings Ratings      Amount                                  Issue                                             (Note 1a)

North Carolina (concluded)
                              North Carolina HFA, Revenue Bonds, GO:
A+       Aa          $2,750     AMT, Series V, 6.80% due 9/01/2025                                               $ 2,855
AA       Aa           1,340     Refunding, Series F, 6.60% due 7/01/2017 (h)                                       1,406
A+       Aa             665     Series U, 6.70% due 3/01/2018                                                        699

                              North Carolina HFA, S/F Revenue Bonds, GO:
A+       Aa           1,755     AMT, Series X, 6.70% due 9/01/2026                                                 1,817
A+       Aa           1,940     Series W, 6.50% due 3/01/2018                                                      2,027

                              North Carolina Medical Care Community, Hospital Revenue Bonds:
NR*      VMIG1++        700     (Carol Woods Project), VRDN, 3.80% due 4/01/2021 (a)                                 700
A+       A            2,000     (Gaston Memorial Hospital Project), 5.50% due 2/15/2019                            1,989
AAA      Aaa          2,000     (Moore Regional Hospital Project), 5% due 10/01/2018 (b)                           1,891
NR*      VMIG1++        400     (Pooled Financing Project), ACES, Series B, 3.75% due 10/01/2013 (a)                 400
A+       A1           1,500     (Rex Hospital Project), 6.25% due 6/01/2017                                        1,612
AAA      Aaa          1,620     (Wilson Memorial Hospital Project), 6.50% due 11/01/2020 (b)                       1,746

AAA      Aaa          1,000   North Carolina Municipal Power Agency, Revenue Refunding Bonds
                              (Catawba Electric Project Number 1), 5% due 1/01/2015 (c)                              959

AA       Aa           1,500   Orange County, North Carolina, Water and Sewer Authority, Revenue
                              Refunding Bonds, 5.20% due 7/01/2016                                                 1,487

AAA      Aaa          1,120   Pasquotank County, North Carolina, COP (Public Schools Project), 5%
                              due 6/01/2015 (c)                                                                    1,081

NR*      VMIG1++        100   Person County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Solid Waste Disposal Revenue Bonds
                              (Carolina Power and Light Company), AMT, DATES, 3.90% due
                              11/01/2016 (a)                                                                         100

A-       A            1,000   Shelby, North Carolina, Combined Enterprise System, Revenue Refunding
                              Bonds, Series B, 5.50% due 5/01/2017                                                   999

A-       A              700   Shelby, North Carolina, Combined Producing Facilities System Revenue
                              Bonds (Capital Improvement), 6.625% due 6/01/2002 (g)                                  802

AA-      A1             800   University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board
                              of Governors), 6.375% due 2/15/2017                                                    853

AAA      Aaa          1,250   Wake County, North Carolina, Hospital Revenue Refunding Bonds, 5.125%
                              due 10/01/2026 (c)                                                                   1,197


Puerto Rico--4.7%

AAA      NR*           700    Puerto Rico Commonwealth, Public Improvement Bonds, UT, Series A, 6.50%
                              due 7/01/1999 (g)                                                                      760

AA       Aa3          2,000   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds, Series A, 6.75% due
                              1/01/2014                                                                            2,212

Total Investments (Cost--$58,637)--98.3%                                                                          62,586

Other Assets Less Liabilities--1.7%                                                                                1,083
                                                                                                                 -------
Net Assets--100.0%                                                                                               $63,669
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Insured by Connie Lee.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)FHA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$58,637,291) (Note 1a)                          $ 62,586,069
                    Cash                                                                                          46,942
                    Receivables:
                      Interest                                                             $    923,979
                      Beneficial interest sold                                                  280,828        1,204,807
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      22,149
                    Prepaid expenses and other assets (Note 1e)                                                   26,630
                                                                                                            ------------
                    Total assets                                                                              63,886,597
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        68,234
                      Beneficial interest redeemed                                               41,746
                      Distributor (Note 2)                                                       21,909
                      Investment adviser (Note 2)                                                20,727          152,616
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        64,818
                                                                                                            ------------
                    Total liabilities                                                                            217,434
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 63,669,163
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     81,414
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  482,690
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   11,987
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   15,099
                    Paid-in capital in excess of par                                                          60,814,948
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,328,308)
                    Accumulated distributions in excess of realized capital gains--net                          (357,445)
                    Unrealized appreciation on investments--net                                                3,948,778
                                                                                                            ------------
                    Net assets                                                                              $ 63,669,163
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $8,766,819 and 814,137 shares
                    of beneficial interest outstanding                                                      $      10.77
                                                                                                            ============
                    Class B--Based on net assets of $51,985,253 and 4,826,902 shares
                    of beneficial interest outstanding                                                      $      10.77
                                                                                                            ============
                    Class C--Based on net assets of $1,290,613 and 119,868 shares
                    of beneficial interest outstanding                                                      $      10.77
                                                                                                            ============
                    Class D--Based on net assets of $1,626,478 and 150,988 shares
                    of beneficial interest outstanding                                                      $      10.77
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  1,782,795
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    172,027
                    Account maintenance and distribution fees--Class B (Note 2)                 127,217
                    Professional fees                                                            28,810
                    Printing and shareholder reports                                             27,604
                    Accounting services (Note 2)                                                 22,116
                    Transfer agent fees--Class B (Note 2)                                        15,280
                    Amortization of organization expenses (Note 1e)                               5,178
                    Account maintenance and distribution fees--Class C (Note 2)                   3,208
                    Pricing fees                                                                  2,844
                    Custodian fees                                                                2,478
                    Transfer agent fees--Class A (Note 2)                                         2,256
                    Trustees' fees and expenses                                                   1,571
                    Registration fees (Note 1e)                                                     752
                    Account maintenance fees--Class D (Note 2)                                      734
                    Transfer agent fees--Class D (Note 2)                                           362
                    Transfer agent fees--Class C (Note 2)                                           313
                    Other                                                                         1,073
                                                                                           ------------
                    Total expenses before reimbursement                                         413,823
                    Reimbursement of expenses (Note 2)                                          (56,878)
                                                                                           ------------
                    Total expenses after reimbursement                                                           356,945
                                                                                                            ------------
                    Investment income--net                                                                     1,425,850
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            259,424
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      2,595,472
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $  4,280,746
1d & 3):                                                                                                    ============

Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                         Jan. 31, 1996     July 31, 1995
Operations:         Investment income--net                                                 $  1,425,850     $  3,016,993
                    Realized gain (loss) on investments--net                                    259,424         (919,952)
                    Change in unrealized appreciation/depreciation on investments--net        2,595,472        1,391,157
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,280,746        3,488,198
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (227,886)        (541,099)
(Note 1f):            Class B                                                                (1,138,806)      (2,428,396)
                      Class C                                                                   (23,317)         (11,006)
                      Class D                                                                   (35,841)         (36,492)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders      (1,425,850)      (3,016,993)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                               (509,020)        (883,695)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   2,345,876         (412,490)
                    Beginning of period                                                      61,323,287       61,735,777
                                                                                           ------------     ------------
                    End of period                                                          $ 63,669,163     $ 61,323,287
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                Class A

                                                                               For the                           For the
                                                                                 Six                              Period
The following per share data and ratios have been derived                       Months                          Sept. 25,
from information provided in the financial statements.                          Ended         For the Year      1992++ to
                                                                               Jan. 31,      Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  10.29   $  10.19    $  10.67   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .26        .54         .54        .46
                    Realized and unrealized gain (loss) on
                    investments--net                                               .48        .10        (.42)       .67
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .74        .64         .12       1.13
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.26)      (.54)       (.54)      (.46)
                      In excess of realized gain on investments--net                --         --        (.06)        --
                                                                              --------   --------    --------   --------

                    Total dividends and distributions                             (.26)      (.54)       (.60)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.77   $  10.29    $  10.19   $  10.67
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.28%+++   6.60%       1.11%     11.52%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .71%*      .71%        .50%       .20%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .89%*      .93%        .96%      1.15%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.98%*     5.43%       5.14%      5.26%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  8,767   $  9,256    $ 11,071   $  9,311
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.04%     52.33%      74.35%     27.98%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                Class B
                                                                               For the                           For the
                                                                                 Six                             Period
The following per share data and ratios have been derived                       Months                          Sept. 25,
from information provided in the financial statements.                          Ended        For the Year       1992++ to
                                                                               Jan. 31,      Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  10.29   $  10.19    $  10.67   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .24        .49         .49        .41
                    Realized and unrealized gain (loss) on
                    investments--net                                               .48        .10        (.42)       .67
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .72        .59         .07       1.08
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.24)      (.49)       (.49)      (.41)
                      In excess of realized gain on investments--net                --         --        (.06)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.24)      (.49)       (.55)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.77   $  10.29    $  10.19   $  10.67
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.01%+++   6.06%        .60%     11.06%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.22%*     1.22%       1.01%       .70%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.40%*     1.44%       1.46%      1.67%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.46%*     4.91%       4.64%      4.77%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 51,985   $ 49,978    $ 50,664   $ 39,970
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.04%     52.33%      74.35%     27.98%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                    Class C                Class D
                                                                               For the    For the     For the    For the
                                                                                 Six       Period       Six       Period
                                                                                Months    Oct. 21,     Months    Oct. 21,
The following per share data and ratios have been derived                       Ended    1994++ to     Ended    1994++ to
from information provided in the financial statements.                         Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                          1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.28   $   9.80    $  10.29   $   9.80
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .23        .37         .26        .41
                    Realized and unrealized gain on investments--net               .49        .48         .48        .49
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .72        .85         .74        .90
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.23)      (.37)       (.26)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.77   $  10.28    $  10.77   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.06%+++   8.87%+++    7.23%+++   9.39%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.32%*     1.37%*       .81%*      .85%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.50%*     1.57%*       .99%*     1.05%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.35%*     4.67%*      4.87%*     5.28%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,291   $    713    $  1,626   $  1,377
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.04%     52.33%      61.04%     52.33%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1996, FAM earned fees of $172,027, of which $56,878 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                        Account     Distribution
                                    Maintenance Fee     Fee

Class B                                 0.25%          0.25%
Class C                                 0.25%          0.35%
Class D                                 0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $275         $3,030
Class D                                  $382         $3,233


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $45,207 and $606 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $37,310,837 and $36,535,059, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments                $259,424    $ 3,948,778
                                     --------    -----------
Total                                $259,424    $ 3,948,778
                                     ========    ===========


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,948,778 of which $3,978,297 related to appreciated securities and $29,519 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $58,637,291.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $509,020 and $883,695 for the six months ended
January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                     Dollar
January 31, 1996                      Shares         Amount

Shares sold                            32,685    $   343,090
Shares issued to shareholders
in reinvestment of dividends           11,347        119,115
                                  -----------    -----------

Total issued                           44,032        462,205
Shares redeemed                      (129,795)    (1,367,046)
                                  -----------    -----------
Net decrease                          (85,763)    $ (904,841)
                                  ===========    ===========


Class A Shares for the
Year Ended                                           Dollar
July 31, 1995                         Shares         Amount

Shares sold                            84,037    $   841,960
Shares issued to shareholders
in reinvestment of dividends           28,877        288,342
                                  -----------    -----------
Total issued                          112,914      1,130,302
Shares redeemed                      (299,936)    (2,960,930)
                                  -----------    -----------
Net decrease                         (187,022)   $(1,830,628)
                                  ===========    ===========


Class B Shares for the
Six Months Ended                                     Dollar
January 31, 1996                      Shares         Amount

Shares sold                           277,097    $ 2,921,496
Shares issued to shareholders
in reinvestment of dividends           52,376        550,484
                                  -----------    -----------
Total issued                          329,473      3,471,980
Automatic conversion
of shares                                (885)        (9,229)
Shares redeemed                      (359,801)    (3,776,347)
                                  -----------    -----------
Net decrease                          (31,213)   $  (313,596)
                                  ===========    ===========


Class B Shares for the Year                          Dollar
Ended July 31, 1995                   Shares         Amount

Shares sold                           881,166    $ 8,833,126
Shares issued to shareholders
in reinvestment of dividends          120,152      1,200,171
                                  -----------    -----------
Total issued                        1,001,318     10,033,297
Automatic conversion
of shares                                (102)        (1,063)
Shares redeemed                    (1,116,312)   (11,088,915)
                                  -----------    -----------

Net decrease                         (115,096)   $(1,056,681)
                                  ===========   ===========


Class C Shares for the Six Months                    Dollar
Ended January 31, 1996                Shares         Amount

Shares sold                            63,345    $   662,719
Shares issued to shareholders
in reinvestment of dividends              660          6,955
                                  -----------    -----------
Total issued                           64,005        669,674
Shares redeemed                       (13,453)      (142,894)
                                  -----------    -----------
Net increase                           50,552    $   526,780
                                  ===========    ===========


Class C Shares for the Period                        Dollar
October 21, 1994++ to July 31, 1995   Shares         Amount

Shares sold                            80,718    $   831,926
Shares issued to shareholders
in reinvestment of dividends              590          6,034
                                  -----------    -----------
Total issued                           81,308        837,960
Shares redeemed                       (11,992)      (123,319)
                                  -----------    -----------
Net increase                           69,316    $   714,641
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class D Shares for the Six Months                    Dollar
Ended January 31, 1996                Shares         Amount

Shares sold                            22,382    $   238,410
Shares issued to shareholders
in reinvestment of dividends              843          8,876
Automatic conversion of shares            885          9,229
                                  -----------    -----------
Total issued                           24,110        256,515
Shares redeemed                        (6,881)       (73,878)
                                  -----------    -----------
Net increase                           17,229    $   182,637
                                  ===========    ===========

Class D Shares for the Period                       Dollar
October 21, 1994++ to July 31, 1995   Shares        Amount

Shares sold                           136,785    $ 1,320,711
Shares issued to shareholders
in reinvestment of dividends            3,016         30,556
Automatic conversion of shares            102          1,063
                                  -----------    -----------
Total issued                          139,903      1,352,330
Shares redeemed                        (6,144)       (63,357)
                                  -----------    -----------
Net increase                          133,759    $ 1,288,973
                                  ===========    ===========

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $981,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.